                  REGISTRATION STATEMENT CONSISTS OF 7 PAGES.
                     THE EXHIBIT INDEX APPEARS ON PAGE 7.
                                                             File No. 333-
   As filed with the Securities and Exchange Commission on October 23, 2000
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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                ---------------

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                                ---------------
                            Tyco International Ltd.
            (Exact Name of Registrant as Specified in Its Charter)
                                ---------------      Not Applicable
               Bermuda                    (I.R.S. Employer Identification No.)
   (State or other Jurisdiction of
    Incorporation or Organization)

              The Zurich Centre, Second Floor, 90 Pitts Bay Road
                            Pembroke HM 08, Bermuda
                   (Address of Principal Executive Offices)
                                (441) 292-8674*
                        (Registrant's Telephone Number)

*The executive offices of the Registrant's principal United States subsidiaries are located at One Tyco Park, Exeter, New Hampshire 03833. The telephone number there is (603) 778-9700.
                                ---------------
              Investment Plan For Employees of Mallinckrodt Inc.
                           (Full Title of the Plan)
                                ---------------
                                Mark H. Swartz
                       c/o Tyco International (US) Inc.
                                 One Tyco Park
                          Exeter, New Hampshire 03833
                    (Name and Address of Agent for Service)

                                (603) 778-9700
         (Telephone Number, Including Area Code, of Agent for Service)
                                ---------------
                                  Copies To:
                              Fati Sadeghi, Esq.
                           Senior Corporate Counsel
                         Tyco International (US) Inc.
                                 One Tyco Park
                          Exeter, New Hampshire 03833
                                (603) 778-9700
                                ---------------
                        Calculation of Registration Fee

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
                                          Proposed     Proposed
                                           maximum      maximum
       Title of             Amount        offering     aggregate   Amount of
    securities to           to be           price      offering   registration
  be registered (1)     registered (2)  per share (3)  price (3)    fee (4)
------------------------------------------------------------------------------
Common Shares, $0.20
 par value............ 1,000,000 shares    $45.85     $45,850,000  $12,105.00
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
(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.
(2) Plus such additional number of shares as may be required pursuant to the employee benefit plan in the event of a stock split, stock dividend, recapitalization, reorganization, merger, consolidation or other similar event.
(3) This estimate is made pursuant to Rule 457(c) and (h) of the Securities Act solely for the purpose of determining the registration fee. It is not known how many shares will be purchased under the plans or at what price such shares will be purchased. The above calculation is based on the average of the high and low prices of the Registrant's common shares on the New York Stock Exchange Composite Tape on October 18, 2000.
(4) The amount of registration fee, calculated in accordance with Section 6(b) of the Securities Act and Rule 457(o) promulgated thereunder, is .000264 of the maximum aggregate offering price at which the securities registered pursuant to this Registration Statement are proposed to be offered.
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

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation Of Certain Documents By Reference.

  Tyco International Ltd. (Tyco or the "Registrant") and the Investment Plan for Employees of Mallinckrodt Inc. (the "Plan") hereby incorporate by reference the documents listed below, which have previously been filed with the SEC:

    (a) Tyco's Annual Report on Forms 10-K and 10-K/A for the fiscal year ended September 30, 1999;

    (b) The Annual Report on Form 11-K for the Plan for the year ended June 30, 1999 filed by Mallinckrodt Inc. ("Mallinckrodt");

    (c) Tyco's Quarterly Reports on Forms 10-Q and 10-Q/A for the fiscal quarters ended December 31, 1999, March 31, 2000 and June 30, 2000;

    (d) Tyco's Current Reports on Form 8-K filed on December 9, 1999, December 10, 1999, January 20, 2000 and July 14, 2000; and

    (e) The description of Tyco's Common Shares as set forth in Tyco's Registration Statement on Form 8-A/A filed on March 1, 1999.

  In addition, all documents subsequently filed with the SEC by Tyco pursuant to Sections 13(a), 13(c), 14, and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered hereunder have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.

Item 4. Description Of Securities.

  Not applicable.

Item 5. Interests Of Named Experts And Counsel.

  Not applicable.

Item 6. Indemnification Of Directors And Officers.

  Bye-Law 102 of Tyco's Bye-Laws provides, in part, that Tyco shall indemnify its directors and officers for all costs, losses and expenses which they may incur in the performance of their duties as director or officer, provided that such indemnification is not otherwise prohibited under The Companies Act 1981 (as amended) of Bermuda. Section 98 of The Companies Act 1981 (as amended) prohibits such indemnification against any liability arising out of fraud or dishonesty of the director or officer. However, such section permits Tyco to indemnify a director or officer against any liability incurred by him in defending any proceedings, whether civil or criminal, in which judgment is given in his favor or in which he is acquitted or when other similar relief is granted to him.

  Tyco maintains $250,000,000 of insurance to reimburse the directors and officers of Tyco and its subsidiaries for charges and expenses incurred by them for wrongful acts claimed against them by reason of their being or having been directors or officers of Tyco or any of its subsidiaries. Such insurance specifically excludes reimbursement of any director or officer for any charge or expense incurred in connection with various designated matters, including libel or slander, illegally obtained personal profits, profits recovered by Tyco pursuant to Section 16(b) of the Exchange Act and deliberate dishonesty.

Item 7. Exemption From Registration Claimed.

  Not Applicable.

Item 8. Exhibits.

  The following is a complete list of exhibits filed or incorporated by reference as part of this registration statement. Prior to July 2, 1997, the Registrant's name was ADT Limited.

 Exhibit No. Description
 ----------- -----------
     4.1     Tyco's Memorandum of Association (incorporated by reference to
             Exhibit 3.1 to Tyco's Annual Report on Form 10-K for the year ended December 31, 1992)
     4.2     Tyco's Certificate of Incorporation on Change of Name
             (incorporated by reference to Exhibit 3.2 to Tyco's Current Report on Form 8-K filed July 10, 1997)
     4.3     Tyco's Bye-Laws (incorporated by reference to Exhibit 3.3 to
             Tyco's Form S-3 filed April 23, 1998 (File no. 333-50855) and to
             Exhibit 3.5 to Tyco's Current Report on Form 8-K filed September
             14, 1999)
    23.1     Consent of PricewaterhouseCoopers
    23.2     Consent of Deloitte & Touche LLP
    23.3     Consent of Arthur Andersen LLP
    23.4     Consent of Stone Carlie & Company, L.L.C.
    24       Powers of Attorney (contained on the signature page hereto)

Item 9. Undertakings.

  (a) The undersigned Registrant hereby undertakes:

    (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

      (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

      (ii) To reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement; and

      (iii) To include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

    provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed or furnished to the SEC by the Registrant pursuant to Section 13 or
    Section 15(d) of the Exchange Act that are incorporated by reference in this registration statement:

    (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

    (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering or the Plan.

  (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (c) Mallinckrodt, the Plan sponsor and a subsidiary of the Registrant that sponsors the Plan, hereby undertakes to submit the Plan and any amendments thereto to the Internal Revenue Service in a timely manner and to make all changes required by the Internal Revenue Service in order to qualify the Plan.

  (d) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Exeter, State of New Hampshire, on the 23rd day of October, 2000.

                                          Tyco International Ltd.

                                          By:      /s/ Mark H. Swartz
                                            -----------------------------------
                                                      Mark H. Swartz
                                            Executive Vice President and Chief
                                                         Financial
                                             Officer (Principal Financial and
                                                    Accounting Officer)

  KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints L. Dennis Kozlowski and Mark H. Swartz, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement (including all pre-effective and post-effective amendments thereto and all registration statements filed pursuant to Rule 462(b) which incorporate this registration statement by reference), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on October 23, 2000 and in the capacities indicated below.

          /s/ L. Dennis Kozlowski           Chairman of the Board, President, Chief
___________________________________________ Executive Officer and Director (Principal
            L. Dennis Kozlowski             Executive Officer)

          /s/ Michael A. Ashcroft           Director
___________________________________________
            Michael A. Ashcroft

           /s/ Joshua M. Berman             Director and Vice President
___________________________________________
             Joshua M. Berman

           /s/ Richard S. Bodman            Director
___________________________________________
             Richard S. Bodman

           /s/ John F. Fort, III            Director
___________________________________________
             John F. Fort, III

            /s/ Stephen W. Foss             Director
___________________________________________
              Stephen W. Foss


           /s/ Philip M. Hampton            Director
___________________________________________
             Philip M. Hampton

             /s/ Wendy E. Lane              Director
___________________________________________
               Wendy E. Lane

         /s/ James S. Pasman, Jr.           Director
___________________________________________
           James S. Pasman, Jr.

           /s/ W. Peter Slusser             Director
___________________________________________
             W. Peter Slusser

            /s/ Mark H. Swartz              Executive Vice President and Chief
___________________________________________ Financial Officer (Principal Financial and
              Mark H. Swartz                Accounting Officer)

          /s/ Frank E. Walsh, Jr.           Director
___________________________________________
            Frank E. Walsh, Jr.


                                 EXHIBIT INDEX

 Exhibit No. Description
 ----------- -----------
     4.1     Tyco's Memorandum of Association (incorporated by reference to
             Exhibit 3.1 to Tyco's Annual Report on Form 10-K for the year ended December 31, 1992)
     4.2     Tyco's Certificate of Incorporation on Change of Name
             (incorporated by reference to Exhibit 3.2 to Tyco's Current Report on Form 8-K filed July 10, 1997)
     4.3     Tyco's Bye-Laws (incorporated by reference to Exhibit 3.3 to
             Tyco's Form S-3 filed April 23, 1998 (File no. 333-50855) and to
             Exhibit 3.5 to Tyco's Current Report on Form 8-K filed September
             14, 1999)
    23.1     Consent of PricewaterhouseCoopers
    23.2     Consent of Deloitte & Touche LLP
    23.3     Consent of Arthur Andersen LLP
    23.4     Consent of Stone Carlie & Company, L.L.C.
    24       Powers of Attorney (contained on the signature page hereto)